UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     _____________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2010

                              DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                 1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                  File Number)         Identification No.)

     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Section 5 - Corporate Governance and Management

Item 5.07  Submission of Matters to Vote of Security Holders.

     On September 23, 2010, Dataram held its Annual Meeting of
Shareholders. At that meeting, the Shareholders elected Directors for an annual term and ratified the selection of the Company's Independent Registered Public Accounting Firm. The results of that voting are as follows:

     1.  Election of Directors.  The votes were received as follows:

                                                                  BROKERS'
                                   FOR              WITHHELD      NONVOTES

     John H. Freeman            2,178,985            548,100      5,357,250
     Roger C. Cady              2,157,873            569,212      5,357,250
     Thomas A. Majewski         2,157,391            569,694      5,357,250
     Rose Ann Giordano          2,153,281            573,804      5,357,250


     2.  Ratification of Independent Registered Public Accounting Firm:

                                                                  BROKERS'
           FOR                  AGAINST            ABSTAIN        NONVOTES

        6,918,548                996,228             169,559          0

     3.  Approval of the Dataram Corporation 2010 Stock Option Plan:

                                                                  BROKERS'
           FOR                  AGAINST            ABSTAIN        NONVOTES

        1,199,586              1,466,175            61,322        5,357,252

     All directors were re-elected by a majority of the votes cast. The Company's selection of accountants was ratified. The stock option plan was defeated.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS

Date:     September 28, 2010           /s/  Mark Maddocks
                                      _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer